UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2014
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-32989	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On October 16, 2014, Yuma Energy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and between the Company and MLV & Co. LLC (“MLV”), as representative of the underwriters identified therein (collectively, the “Underwriters”), with respect to the sale by the Company of 477,273 shares (the “Shares”) of the Company’s 9.25% Series A Cumulative Redeemable Preferred Stock, no par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in an underwritten public offering (the “Offering”). Additionally, the Company granted the Underwriters an option to purchase up to an additional 71,590 shares of Series A Preferred Stock at the public offering price, less the underwriting discount, to cover overallotments, if any.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

The Offering is contemplated by the Underwriting Agreement and is being made pursuant to a registration statement on Form S-3 (File No. 333-192094), including the base prospectus (the “Base Prospectus”), which became effective on November 21, 2013, and a preliminary prospectus supplement and prospectus supplement (together with the Base Prospectus, the “Prospectus”), as filed with the Securities and Exchange Commission (the “SEC”) on October 14 and October 20, 2014, respectively.  The Offering was priced at $22.00 per share.  The Company will pay cumulative dividends in cash on the shares on a monthly basis at an annual rate of $2.3125 per share, or 9.25% of the liquidation preference. The net proceeds to the Company from the Offering will be approximately $9,697,505 (assuming that the Underwriters do not exercise their overallotment option), after deducting the underwriting discount and estimated offering expenses. The Company intends to use the net proceeds from the Offering to repay borrowings under its subsidiary’s credit facility and for general corporate purposes.

Item 3.03.                      Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 regarding the Certificate of Determination (as defined below) of the Company is incorporated by reference into this Item 3.03.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2014, the Company filed a Certificate of Determination of Rights, Preferences, Privileges and Restrictions of 9.25% Series A Cumulative Redeemable Preferred Stock of Yuma Energy, Inc. dated October 20, 2014 (the “Certificate of Determination”) with the California Secretary of State with respect to 1,400,000 shares of Series A Preferred Stock. The Series A Preferred Stock ranks senior to the Company’s common stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution, or winding up.

Except upon a Change of Control (as defined in the Certificate of Designation), the Series A Preferred Stock may not be redeemed before October 23, 2017, at or after which time the Series A Preferred Stock may be redeemed at the Company’s option for $25.00 per share in cash, plus any accumulated and unpaid dividends. In the event of a Change of Control, the Series A Preferred Stock will be redeemable at the option of the Company (or the acquiring entity), in whole or in part, at $25.00 per share in cash, plus any accumulated and unpaid dividends. If the Company does not exercise its option to redeem the Series A Preferred Stock upon a Change of Control, the holders of the Series A Preferred Stock have the option to convert the shares of Series A Preferred Stock into up to an aggregate of 19,768,000 shares of the Company’s common stock per share of Series A Preferred Stock, subject to certain adjustments.

There is no mandatory redemption of the Series A Preferred Stock.

Holders of the Series A Preferred Stock will have no voting rights, except for limited voting rights if the Company fails to pay dividends for any monthly period in any six consecutive or non-consecutive quarterly periods and in the event that the Company fails to maintain a listing of the Series A Preferred Stock on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national exchange (each a “National Exchange”), for 180 consecutive days, or as required by law.  See the Certificate of Determination for additional information relating to the payment of dividends, voting rights, the ranking of the Series A Preferred Stock in comparison with the Company’s other securities, and other matters.

Item 8.01.                      Other Events.

On October 16, 2014, the Company issued a press release announcing the pricing of the Offering. This press release is attached as Exhibit 99.1.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On October 16, 2014, Jones & Keller, P.C., delivered to the Company an opinion with respect to the validity of the Series A Preferred Stock and the shares of the Company’s common stock issuable upon conversion of the Series A Preferred Stock in accordance with the Certificate of Determination, and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement dated October 16, 2014, by and between the Yuma Energy, Inc. and MLV & Co. LLC as representative for the underwriters identified therein.

3.1
Certificate of Determination of Rights, Preferences, Privileges and Restrictions of 9.25% Series A Cumulative Redeemable Preferred Stock of Yuma Energy, Inc. dated October 16, 2014 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed with the Commission on October 20, 2014).

5.1	Opinion of Jones & Keller, P.C. dated October 16, 2014.

8.1	Opinion of Jones & Keller, P.C. dated October 16, 2014.

23.1	Consent of Jones & Keller, P.C. (contained in Exhibit 5.1 and Exhibit 8.1 hereto).

23.2	Consent of Grant Thornton LLP.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release dated October 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: October 22, 2014	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 16, 2014, by and between the Yuma Energy, Inc. and MLV & Co. LLC as representative for the underwriters identified therein.

3.1
Certificate of Determination of Rights, Preferences, Privileges and Restrictions of 9.25% Series A Cumulative Redeemable Preferred Stock of Yuma Energy, Inc. dated October 16, 2014 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed with the Commission on October 20, 2014).

5.1	Opinion of Jones & Keller, P.C. dated October 16, 2014.

8.1	Opinion of Jones & Keller, P.C. dated October 16, 2014.

23.1	Consent of Jones & Keller, P.C. (contained in Exhibit 5.1 and Exhibit 8.1 hereto).

23.2	Consent of Grant Thornton LLP.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release dated October 16, 2014.